1

2

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
     (AMENDMENT NO. ____)

X Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:
     Preliminary Proxy Statement
     Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
X     Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to  240.14a-12

                             PC&J Performance Fund
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
X     No fee required.
     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)     Title of each class of securities to which transaction applies:
          _________________________________________________________________
     2)     Aggregate number of securities to which transaction applies:
          _________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          _________________________________________________________________
     4)     Proposed maximum aggregate value of transaction:
          _________________________________________________________________
     5)     Total fee paid:
          _________________________________________________________________

     Fee paid previously with preliminary materials.
     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)     Amount Previously Paid:
          _________________________________________________________________
     2)     Form, Schedule or Registration Statement No.:
          _________________________________________________________________
     3)     Filing Party:
          _________________________________________________________________
     4)     Date Filed:
          _________________________________________________________________

                             PC&J PERFORMANCE FUND

                        120 WEST THIRD STREET, SUITE 300
                             DAYTON, OH  45402-1819
                                  ____________

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 14, 2008

Dear Shareholders:
     The Board of Trustees of PC&J Performance Fund (the "Fund") has called a Special Meeting of Shareholders (the "Special Meeting"), to be held at the principal offices of the Fund, 120 West Third Street, Suite 300, Dayton, Ohio, 45402, on May 14, 2008 at 10:00 a.m., Eastern Time, for the purpose of electing two Trustees to the Board of Trustees of the Fund. One of the nominees for election has served as a Trustee since 2003, having been appointed to the Board of Trustees by other Trustees, but never elected by shareholders. Whether or not elected by the shareholders, she will continue in her current capacity. The other nominee, having been nominated by other Trustees to fill a vacancy created by the planned resignation of a Trustee, if elected, will assume office on or about May 19, 2008.

     Shareholders of record at the close of business on April 3, 2008 are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof.

                                        By Order of the Board of Trustees

                                        s/____________________________
                                        James M. Johnson
                                        Secretary
                                        April 24, 2008


                             YOUR VOTE IS IMPORTANT
                             ----------------------

   TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE COMPLETE THE
                                                         -------------------
 ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR
 -------------------------------------------------------------------
NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING.  IF YOU ATTEND THE SPECIAL
      MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                             PC&J PERFORMANCE FUND

                 120 W. THIRD ST., SUITE 300, DAYTON, OH  45402
                                  ____________

                                PROXY STATEMENT
                                  ____________

                        SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 14, 2008

                                  INTRODUCTION
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of PC&J Performance Fund (the "Fund") for use at a Special Meeting of Shareholders (the "Special Meeting"), to be held at the principal offices of the Fund, 120 W. Third Street, Suite 300, Dayton, Ohio 45402, on May 14, 2008 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of the Special Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about April 25, 2008.

The purpose of the Special Meeting is to elect two Trustees to the Board of Trustees of PC&J Performance Fund.

Only shareholders of record at the close of business on April 3, 2008 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof.

     A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 HAS BEEN MAILED TO SHAREHOLDERS. IF YOU WOULD LIKE TO RECEIVE AN ADDITIONAL COPY OF THIS REPORT AT NO CHARGE, PLEASE SEND A WRITTEN REQUEST TO THE FUND'S TRANSFER AGENT, PC&J SERVICE CORP., 120 W. THIRD ST., SUITE 300, DAYTON, OHIO 45402 OR CALL 1-888-223-0600.

                        PROPOSAL:  ELECTION OF TRUSTEES
                        -------------------------------
     In this proposal, shareholders are being asked to elect Laura B. Pannier and John W. Lohbeck (the "Nominees") to the Board of Trustees of the Fund. Each Nominee has agreed to serve on the Board of Trustees for an indefinite term.

Several months ago, Robert Neff, one of the Fund's Trustees, informed the Board of his desire to retire from the Board, and that he intended to resign in 2008. The Investment Company Act of 1940, as amended (the "1940 Act"), requires a certain percentage of the Trustees to have been elected by shareholders. Therefore, to fill the vacancy that will be created by Mr. Neff's resignation, shareholder approval of Mr. Lohbeck's nomination is required.

Mr. Lohbeck was nominated for election by Laura Pannier and Robert Neff, both incumbent Trustees, each of whom is not an "interested person" of the Fund as that term is defined in the 1940 Act (referred to hereafter as "Independent Trustees"). Ms. Pannier is an incumbent Trustee, having been appointed to that position by the Board in June 2003. The Board of Trustees now proposes to have shareholders elect Ms. Pannier to her current position.

The Trustees approved the nomination of Mr. Lohbeck at a meeting held on February 19, 2008. The Trustees also voted to submit Ms. Pannier's appointment to shareholders for their approval. Even if she is not elected by shareholders, Ms. Pannier will continue to serve in her current capacity pursuant to her appointment to the Board in 2003. If elected, Mr. Lohbeck will assume office on or about May 19, 2008.

During the fiscal year ended December 31, 2007, the Board of Trustees met four times. All Trustees attended 100% of the regularly scheduled or special meetings of the Board.

INFORMATION  ABOUT  THE  NOMINEES  AND  INCUMBENT  TRUSTEES
     Each Nominee is considered to be an Independent Trustee. Information about the Nominees, including their addresses, age, principal occupations during the past five years, and other current directorships of public companies and other mutual funds, is set forth in the table below.


                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                                                                                  FUND           OTHER
                                         TERM OF             PRINCIPAL          COMPLEX*     DIRECTORSHIPS
                        POSITION(S)     OFFICE AND         OCCUPATION(S)       OVERSEEN BY    HELD BY THE
                         HELD WITH      LENGTH OF        DURING THE PAST 5     NOMINEE FOR    NOMINEE FOR
NAME, ADDRESS AND AGE      FUND        TIME SERVED             YEARS             TRUSTEE        TRUSTEE
----------------------  -----------  ----------------  ---------------------  -------------  -------------
                                                       Consultant, Battelle
John W. Lohbeck                                              & Battelle LLP,
c/o PC&J Service Corp.                                 CPA Firm (2005 -
120 W. Third Street                                    current); CCO,
Suite 300                                              Wagner Smith,
Dayton, OH  45402                                      Contractor (1990 -
Age: 59                                                               2005).
                        N/A          N/A**                                                2  None
                        -----------  ----------------                         -------------  -------------

Laura B. Pannier                                       Not presently
c/o PC&J Service Corp.                                 employed; from
120 W. Third Street                                    May 1988 to May
Suite 300                                                 1997, partner with
Dayton, OH  45402                                      Deloitte & Touche
Age: 54                              Indefinite Term,  LLP (CPA firm)
                        Trustee      Since 2003**                                         2  None

     In addition to Ms. Pannier, the Fund has three incumbent Trustees. The following tables provide information regarding the incumbent Trustees, as well as the officers of the Fund. Information relating to the incumbent Independent Trustee is presented separately.

Incumbent Independent Trustee

                                                                          NUMBER OF
                                                                          PORTFOLIOS IN  OTHER
                                     TERM OF      PRINCIPAL               FUND           DIRECTORSHIPS
                        POSITION(S)  OFFICE AND   OCCUPATION(S)           COMPLEX*       HELD BY THE
                        HELD WITH    LENGTH OF    DURING THE PAST 5       OVERSEEN BY    NOMINEE FOR
NAME, ADDRESS AND AGE   FUND         TIME SERVED  YEARS                   TRUSTEE        TRUSTEE
----------------------  -----------  -----------  ----------------------  -------------  -------------
                                                  Retired from Neff
                                                  Packaging Solutions
                                                  Inc. (paper container
                                                  manufacturer).
                                                  Joined firm in 1959;
                                                  from June 1980 to
Robert S. Neff                                    June 2001,
c/o PC&J Service Corp.                            Chairman and CEO
120 W. Third Street                               of Neff Packaging;
Suite 300                            Indefinite   from June 2001 to
Dayton, OH  45402                    Term,        May 2005,
Age: 77                              Since        Consultant to Neff
                        Trustee           2003**  Packaging                           2  None

Incumbent Interested Trustees and Fund Officers

                                                                              NUMBER OF
                                                                              PORTFOLIOS IN  OTHER
                                      TERM OF        PRINCIPAL                FUND           DIRECTORSHIPS
                        POSITION(S)   OFFICE AND     OCCUPATION(S)            COMPLEX*       HELD BY THE
NAME, ADDRESS AND       HELD WITH     LENGTH OF      DURING THE PAST 5        OVERSEEN BY    NOMINEE FOR
AGE                     FUND          TIME SERVED    YEARS                    TRUSTEE        TRUSTEE
----------------------  ------------  -------------  -----------------------  -------------  -------------
                                      Indefinite
                                      Term as
                                      Trustee,
                                      Annual
Kathleen A. Carlson                   Election as
c/o PC&J Service Corp.                officer;       President of Adviser
120 W. Third Street                   Treasurer      and PC&J Service
Suite 300                             and Trustee    Corp. since 1998;
Dayton, OH  45402       Treasurer,    since 1985;    Treasurer and Director
Age: 52                 Chief         Chief          since 1982; Chief
                        Compliance    Compliance     Compliance Officer of
                        Officer and   Officer since  Adviser since 2004.
                        Trustee              2004**                                       2  None
                        ------------  -------------                           -------------  -------------

                                      Indefinite
                                      Term as
                                      Trustee,
James M. Johnson                      Annual
c/o PC&J Service Corp.                Election as
120 W. Third Street                   officer;       Secretary and Director
Suite 300                             Secretary      of Adviser and PC&J
Dayton, OH  45402                     and Trustee    Service Corp. since
Age: 55                               since 1985;                1982; Chief
                        President,    President      Investment Officer of
                        Secretary     since 2005**   the Adviser since
                        and Trustee                                    1982.              2  None

* The term "Fund Complex" refers to the PC&J Performance Fund and the PC&J Preservation Fund.
**Applies to the PC&J Performance Fund and the PC&J Preservation Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee and each incumbent Trustee of the Fund as of April 3, 2008.



                     DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
TRUSTEE/NOMINEE      SECURITIES IN THE FUND             AND THE PC&J PRESERVATION FUND
----------------------------------------------------------------------------------------------------------------
Kathleen A. Carlson   $ 100,000 -  $500,000         $         100,000 -  $500,000

--------------------------------------------------------------------------------------------------------
James M. Johnson      $ 500,001 - $1,000,000         $        500,001 - $1,000,000

----------------------------------------------------------------------------------------------------------------
Robert S. Neff              None                               None

----------------------------------------------------------------------------------------------------------------
Laura B. Pannier      $  10,001 - $50,000             $  10,001 - $50,000

----------------------------------------------------------------------------------------------------------------
John W. Lohbeck            None                                None

TRUSTEE AND OFFICER COMPENSATION
     Trustee fees are paid by PC&J Service Corp., the administrator and transfer agent for the Fund. Officers and Trustees of the Fund who are deemed "interested persons" of the Fund receive no compensation from the Fund. The following table provides information regarding Trustee compensation for the fiscal year ended December 31, 2007. Each Independent Trustee receives a fee of $1,000 for each meeting of the Fund Complex attended by that Independent Trustee.

                                         PENSION OR
                                         RETIREMENT         ESTIMATED
                          AGGREGATE      BENEFITS ACCRUED   ANNUAL
                          COMPENSATION   AS PART OF FUND    BENEFITS UPON   TOTAL COMPENSATION
NAME AND POSITION         FROM FUND      EXPENSES           RETIREMENT      FROM FUND COMPLEX*
------------------------  -------------  -----------------  --------------  -------------------

James M. Johnson
President, Secretary and
Trustee
                          $           0  $               0  $            0  $                 0
                          -------------  -----------------  --------------  -------------------

Kathleen A. Carlson
Treasurer, Chief
Compliance Officer and
Trustee
                          $           0  $               0  $            0  $                 0
                          -------------  -----------------  --------------  -------------------
Robert S. Neff
Trustee
                          $       2,000  $               0  $            0  $             4,000
                          -------------  -----------------  --------------  -------------------
Laura B. Pannier
Trustee
                          $       2,000  $               0  $            0  $             4,000

* The term "Fund Complex" refers to the PC&J Performance Fund and the PC&J Preservation Fund.

STANDING COMMITTEES
     The Audit Committee is the only standing committee of the Board and is composed solely of Independent Trustees. The Audit Committee usually meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee was established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and (i) oversees and monitors the Fund's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selects and recommends to the full Board of Trustees the appointment of auditors for the Fund, (iii) reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviews the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitors the auditor's independence. During the fiscal year ended December 31, 2007 the Audit Committee met two times. The Audit Committee Charter is attached as Appendix A.

     The Fund does not have a formal Nominating Committee. Rather, nominees are considered and nominated by the Independent Trustees. Because of the small size of the Board, the Board has not felt that a formal Nominating Committee is necessary. The Independent Trustees met to consider the nomination of Mr. Lohbeck in February 2008.

When evaluating a person as a potential nominee to serve as a Trustee, the Independent Trustees may consider, among other factors, (i) whether the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person's business experience, education and such other factors as the Independent Trustees may consider relevant; (iv) the character and integrity of the person; (v) desirable personality traits, including independence, leadership and the ability to work with the other Trustees; and (vi) any other factors deemed relevant and consistent with the 1940 Act. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, Officers and any other source the independent Trustees consider appropriate, including shareholders. If a shareholder wishes to recommend a trustee nominee, the shareholder should communicate this recommendation to the Secretary of the Fund.

THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD OF TRUSTEES.

                               OTHER INFORMATION
                               -----------------

OPERATION  OF  THE  FUND
     The Fund is an open-end management investment company organized as an Ohio business trust on December 23, 1983. The Board of Trustees supervises the business activities of the Fund. The Fund currently retains Parker Carlson &
Johnson, Inc., 120 W. Third St., Suite 300, Dayton, Ohio 45402, as its investment adviser. PC&J Service Corp., addressStreet120 W. Third St., Suite 300, CityDayton, StateOhio PostalCode45402, has been retained to manage the Fund's business affairs and provide the Fund with administrative, accounting and transfer agent services.

THE  PROXY
     The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Special Meeting. A proxy card for voting your shares at the Special Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Special Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for the election of the Nominees and at the discretion of the holders of the proxy on any other matter that may come before the Special Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Fund revoking the proxy, or (3) attending and voting in person at the Special Meeting.

VOTING  SECURITIES  AND  VOTING
          As of the Record Date, the following shares of beneficial interest of the Fund were issued and outstanding:




FUND                   SHARES
---------------------  ------------
PC&J Performance Fund  1,035,930.91
---------------------  ------------

     Only shareholders of record on the Record Date are entitled to vote at the Special Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Fund entitled to vote is necessary to constitute a quorum at the Special Meeting.

Each Nominee for Trustee receiving a plurality of the votes cast in person or by proxy at the Special Meeting at which a quorum exits will be elected to the Board of Trustees.

SECURITY  OWNERSHIP  OF  MANAGEMENT
To the best knowledge of the Fund, the following list indicates the number and percentage of the outstanding shares of the Fund owned by the Trustees, Nominees and Officers of the Fund on the Record Date



                          AMOUNT AND NATURE OF  PERCENTAGE OF OUTSTANDING
NAME OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP  SHARES OF THE FUND
                          --------------------  --------------------------
Kathleen A. Carlson         17,380.999 shares1                       1.68%
------------------------  --------------------  --------------------------
James M. Johnson            26,010.846 shares2                       2.51%
------------------------  --------------------  --------------------------
Robert S. Neff            None                  N/A
------------------------  --------------------  --------------------------
Laura B. Pannier               828.427 shares3                       0.08%
------------------------  --------------------  --------------------------
John W. Lohbeck           None                  N/A
------------------------  --------------------  --------------------------

     1 Carlson has sole investment power and shared voting power for 17,232.277 shares; for the remaining shares, she has sole investment power and sole voting power.
2 Johnson has sole investment power and shared voting power for 19,272.562 shares; for the remaining shares, he has sole investment power and sole voting power.
     3  Pannier  has sole investment power and sole voting power for all shares.

     Shareholders owning more than 25% of the shares of a Fund are considered to "control" the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. No shareholder owns 25% or more of the Fund. As a group, the Trustees, Nominees and Officers of the Fund own 4.27% of the outstanding shares of the Fund as a whole.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS
     The following list indicates the shareholders (other than those Trustees, Nominees and Officers listed above) who, to the best knowledge of the Fund, were the owners of more than 5% of the outstanding shares of the Fund on the Record
Date:



                          AMOUNT AND NATURE OF  PERCENTAGE OF OUTSTANDING
NAME OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP  SHARES OF THE FUND
------------------------  --------------------  -------------------------
None                      N/A                   N/A
------------------------  --------------------  -------------------------


     As of the Record Date, the Fund knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund as a whole.

SHAREHOLDER  PROPOSALS  AND  NOMINATIONS
The Fund has not received any shareholder proposals to be considered for presentation at the Special Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund's proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not assure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to James M. Johnson, Secretary, PC&J Mutual Funds, 120 W. Third Street, Suite 300, Dayton, Ohio 45402. Because the Trust has never received a shareholder proposal or a

Trustee nomination from a shareholder, the Trust has not adopted a written policy regarding consideration of shareholder proposals or Trustee nominees recommended by shareholders.

COST  OF  SOLICITATION
     The Board of Trustees of the Fund is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Special Meeting and the cost of soliciting proxies will be borne by PC&J Service Corp., the Fund's administrator and transfer agent. Certain officers, employees and agents of the Fund and Parker Carlson & Johnson, Inc. may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

OTHER  MATTERS
     The Fund's Board of Trustees knows of no other matters to be presented at the Special Meeting other than as set forth above. If any other matters properly come before the Special Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY  DELIVERY
     If you and another shareholder share the same address, the Fund may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the proxy statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 1-888-223-0600, or write the Fund's transfer agent, PC&J Service Corp., addressStreet120 W. Third Street, Suite 300, CityDayton, StateOhio PostalCode45402.

                              BY  ORDER  OF  THE  BOARD  OF  TRUSTEES

                                   s/_____________________________________
                                   James M. Johnson
                                   Secretary
                                   April 24, 2008


   PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE
                            ENCLOSED REPLY ENVELOPE.

                                   APPENDIX A
                               PC&J MUTUAL FUNDS
                            AUDIT COMMITTEE CHARTER

COMPOSITION AND OPERATION OF THE AUDIT COMMITTEE
------------------------------------------------
1.     The Committee shall be composed entirely of independent trustees.
2. The Committee may elect a chairperson, who will preside over Committee meetings.
3. A majority of the Committee's members will constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote.
4. The Committee shall meet at such times as it determines. The Committee shall have the authority to meet privately and to admit non-members individually by invitation.
5. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

PURPOSES OF THE AUDIT COMMITTEE
-------------------------------
1.     The purposes of the Committee are:
     (a) to oversee the Trust's accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, the internal controls of certain service providers;
(b) to be responsible for the appointment, compensation, and oversight of the work of any public accounting firm employed by the Trust for the purpose of preparing or issuing an audit report or related work, including resolution of disagreements between management and the auditors regarding financial reporting;

     (c) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and
     (d) to act as a liaison between the Trust's independent auditors and the full Board of Trustees.
2. The function of the Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditors' responsibility to plan and carry out a proper audit.

DUTIES AND POWERS OF THE AUDIT COMMITTEE
----------------------------------------
1. To carry out its purposes, the Committee shall have the following duties and powers:
(a) to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) review and evaluate the qualifications, independence and performance of the Trust's independent auditors, (ii) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (iii) receive the auditors' specific representations as to their independence, (iv) evaluate the independence of the auditors, (v) pre-approve all audit services and, when appropriate, any non-audit services provided(1) by the independent auditors to the Trust, and (vi) pre-approve, when appropriate, any non-audit services provided by the

(1)The Sarbanes-Oxley Act of 2002 prohibits a fund's independent accountant from providing certain enumerated non-audit services contemporaneously with the fund's audit. These services include: (i) bookkeeping; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions and contribution in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker dealer, investment adviser, or investment banking services; (viii) legal and expert services unrelated to the audit; and (ix) any other service the Board determines is prohibited.

independent auditors to the Trust's investment adviser(2), or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust,

     (b) to meet with the Trust's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Trust's financial policies, procedures and internal control over financial reporting and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board of Trustees and shareholders;
(c) to review the audited financial statements and make recommendations to the Board regarding approval of such statements;

     (d) to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;
     (e) to investigate improprieties or suspected improprieties in Trust operations brought to the attention of the Committee;

(f) to review with the Trust's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trust's internal control over financial reporting;

     (g) to review the fees charged by the auditors for audit and non-audit services;

     (h) to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion; and
     (i) to consider whether the non-audit services provided by the Trust's auditor to the Trust's investment adviser or any adviser affiliate that provides ongoing services to the Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors' independence.
2. The Committee shall report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.
3. The Committee shall perform such other functions consistent with this Charter, the Trust's Declaration of Trust, By-laws, and applicable law, as the Committee or the Board deems necessary and appropriate.

Adopted February 11, 2004

(2)This does not include a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser

                              [FORM OF PROXY CARD]
                             PC&J PERFORMANCE FUND
                        SPECIAL MEETING OF SHAREHOLDERS
                                  May 14, 2008

The undersigned, revoking previous proxies, if any, with respect to the Shares (defined below), hereby appoints James M. Johnson and Kathleen A. Carlson, as proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held at the principal offices of the Fund, 120 W. Third Street, Dayton, Ohio 45402, on May 14, 2008 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the Fund ("Shares") on the proposal set forth below regarding (i) the election of Trustees and (ii) any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF PC&J PERFORMANCE FUND RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:
1.     Elect  the  following two (2) individuals as Trustees of PC&J Performance
Fund:

                         FOR ALL       AGAINST ALL       WITHHOLD*       ABSTAIN
1. John  W.  Lohbeck
2. Laura B. Pannier

*To withhold authority to vote for any individual nominee, check the box and write the number assigned to such nominee here: ________.

A PROXY EXECUTED IN A MANNER THAT DOES NOT WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF A NOMINEE WILL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR THAT NOMINEE.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE FUND AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE SPECIAL MEETING.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     Dated:  ____________________________

     Signature:  _______________________________________

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, only one holder needs to sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.